UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2012 (May 11, 2012)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-154750	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Property Acquisition

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01

Item 2.01   Completion of Acquisition of Disposition of Assets.

On May 11, 2012, Hartman Short Term Income Properties XX, Inc. (the “Company”) acquired a fee simple interest in a 127,696 square foot shopping center located in Arlington, Texas commonly known as Cooper Street Plaza (the “Cooper Street Property”) through Hartman Cooper Street Plaza, LLC (“Cooper LLC”), a wholly owned subsidiary of the Company.

Cooper LLC acquired the Cooper Street Property from Regency Centers, LP, an unrelated third party seller, for a purchase price of $10,612,500, exclusive of closing costs.  Cooper LLC financed the payment of the purchase price for the Cooper Street Property with (1) proceeds from the Company’s ongoing public offering and (2) loan proceeds drawn under a revolving loan agreement (the “Loan Agreement”) provided by Texas Capital Bank, NA (the “Lender”).  The terms of the Loan Agreement are discussed at Item 2.03 below.

The Cooper Street Property was constructed in 1992.  The Cooper Street Property is 92% occupied.  Major tenants are Home Depot Garden Center, Office Depot, K&G Men’s Store and TGI Friday’s.

An acquisition fee of approximately $265,000 was earned by Hartman Advisors LLC, the Company’s advisor (the “Advisor”), in connection with the purchase of the Cooper Street Property.  The acquisition fee is payable to the Advisor pursuant to the terms of the advisory agreement between the Company and the Advisor.

The material terms of the agreements regarding the acquisition of the Cooper Street Property described herein are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to the Current Report on Form 8-K filed by the Company on April 25, 2012 and are incorporated herein by reference.

Property Management

On March 26, 2012, Cooper Street LLC and Hartman Income REIT Management, Inc. (the “Property Manager”), an affiliate of the Company, entered into a Real Property and Company Management Agreement (the “Management Agreement”), pursuant to which the property manager will manage and be the exclusive leasing agent for the Cooper Street Property.  Pursuant to the terms of the Property Management Agreement, Cooper Street LLC will pay the Property Manager a monthly management fee of 5% of the effective gross revenue (as defined in the Management Agreement).  Cooper Street LLC will also pay a leasing fee (as defined in the Management Agreement and subject to the further terms contained therein) a commission fee of 6% for new leases and 4% for the renewal of existing leases.  Cooper Street LLC will further pay a company management fee of 1% of the effective gross revenue (as defined in the Management Agreement) for managing the day-to-day affairs of Cooper Street LLC.  The Management Agreement has an initial term of one year and will be automatically extended on an annual basis unless either party gives 60 days’ prior written notice of its desire to terminate the Management Agreement.  Cooper Street LLC or the Property Manager may terminate the Management Agreement in the event of default by the other party if such default is not cured within ten (10) days after written notice from the other party, provided that if the default cannot be reasonably cured within the ten (10) day period, the cure period shall be reasonably extended provided the party obligated to cure such default endeavors with diligence to do so.  Cooper Street LLC may terminate the Management Agreement at any time upon written notice in the event of the Property Manager’s fraud, gross malfeasance, gross negligence or willful misconduct.

The material terms of the Management Agreement described herein are qualified in their entirety by the Management Agreement, a copy of which is attached as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

     Arrangement of a Registrant.

Loan Agreement

In connection with the acquisition of the Cooper Street Property, Cooper Street LLC, the Company and Hartman Richardson Heights Properties, LLC (“Richardson Heights LLC”), a wholly owned subsidiary of the Company, entered into a revolving loan agreement (the “Loan Agreement”) to provide up to $30 million of loan proceeds with an initial borrowing base of $14 million.  The Loan Agreement is secured by the Cooper Street Property and the Richardson Heights Shopping Center (the “Richardson Heights Property”) owned by Richardson Heights LLC.  Proceeds of the Loan agreement were used to (1) pay in full a $9.575 million loan secured by the Richardson Heights Property (2) pay loan fees and related costs, and (3) to partially fund the purchase price of the Cooper Street Property.  As of May 11, 2012, the closing date for the purchase of the Cooper Street Property and the effective date of the Loan Agreement, the outstanding principal balance of the Loan Agreement was $14 million.

The Loan Agreement has a maturity date of May 10, 2015.  Interest on the outstanding principal balance of the Loan Agreement accrues at the Loan Rate (as defined in the promissory note given in connection with the Loan Agreement) which is the base rate quoted from time to time by the Lender and designated as its Base Rate plus one percent (1.0%), but never less than five percent (5.0%) per annum.  Interest is payable monthly.  The Loan Agreement provides for an unused facility fee of one-half of one percent (0.5%) per annum payable quarterly in arrears on the difference between the borrowing base and the outstanding principal borrowed under the Loan Agreement.

Each of the Company and its wholly owned subsidiaries Cooper Street LLC and Richardson Heights LLC are borrowers under the Loan Agreement.  The Loan Agreement is subject to customary covenants, representations and warranties which must be maintained during the term of the Loan Agreement.  The Loan Agreement is secured by deeds of trust; assignment of licenses, permits and contracts; assignment and subordination of the management agreements; and, assignment of rents for each of the Cooper Street Property and the Richardson Heights Property.

In connection with the Loan Agreement, the Company has absolutely, unconditionally and irrevocably guaranteed to the Lender the full and prompt payment when due of all amounts owing under the Loan Agreement and the loan documents.  The covenant guarantor is Allen Hartman.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.3 through 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

On April 24, 2012, the Company distributed a press release announcing the acquisition of the Cooper Street Property.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Because it is impractical to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See Paragraph (a) above.

(d) Exhibits.

Exhibit	Description
10.3

Loan Agreement, dated May 11, 2012, by and among Texas Capital Bank, NA and Hartman Richardson Heights Properties, LLC, Hartman Short Term Income Properties XX, Inc., and Hartman Cooper Street Plaza, LLC.

10.4

Promissory Note, dated May 11, 2012, by Hartman Richardson Heights Properties, LLC, Hartman Short Term Income Properties XX, Inc., and Hartman Cooper Street Plaza, LLC in favor of Texas Capital Bank, NA

10.5

Assignment and Subordination of Management Agreement, dated as of May 11, 2012, by and between Hartman Richardson Heights Properties, LLC, Hartman Income REIT Management, Inc. and Texas Capital Bank, NA

10.6	Assignment and Subordination of Management Agreement, dated as of May 11, 2012, by and between Hartman Cooper Street Plaza, LLC, Hartman Income REIT Management, Inc. and Texas Capital Bank, NA
10.7	Assignment of Rents, dated as of May 11, 2012, by and between Hartman Richardson Heights Properties, LLC and Texas Capital Bank, NA
10.8	Assignment of Rents, dated as of May 11, 2012, by and between Hartman Cooper Street Plaza, LLC and Texas Capital Bank, NA
10.9

Assignment of Licenses, Permits and Contracts, dated as of May 11, 2012, by and between Hartman Richardson Heights Properties, LLC, Hartman Short Term Income Properties XX, Inc., Hartman Cooper Street Plaza, LLC, and Texas Capital Bank, NA

10.10	Guaranty Agreement (Validity), dated as of May 11, 2012, by Allen R. Hartman as guarantor in favor of Texas Capital Bank, NA
10.11	Real Property and Company Management Agreement, dated as of March 26, 2012, by and among Hartman Cooper Street Plaza, LLC and Hartman Income REIT Management, Inc.
99.1	Press release of Hartman Income REIT, dated April 24, 2012

___________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Registrant)
Date: May 18, 2012	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer

___________________________________________________________________

EXHIBIT INDEX

Exhibit	Description
10.1

Real Estate Sale Agreement, dated as of March 20, 2012, by and between Regency Centers, L.P. and Hartman Short Term Income Properties XX, Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed April 25, 2012)

10.2

First Amendment to Real Estate Sale Agreement, dated as of April 19, 2012, by and between Regency Centers, L.P. and Hartman Short Term Income Properties XX, Inc.  (Incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K filed April 25, 2012)

10.3

Loan Agreement, dated May 11, 2012, by and among Texas Capital Bank, NA and Hartman Richardson Heights Properties, LLC, Hartman Short Term Income Properties XX, Inc., and Hartman Cooper Street Plaza, LLC.

10.4

Promissory Note, dated May 11, 2012, by Hartman Richardson Heights Properties, LLC, Hartman Short Term Income Properties XX, Inc., and Hartman Cooper Street Plaza, LLC in favor of Texas Capital Bank, NA

10.5

Assignment and Subordination of Management Agreement, dated as of May 11, 2012, by and between Hartman Richardson Heights Properties, LLC, Hartman Income REIT Management, Inc. and Texas Capital Bank, NA

10.6	Assignment and Subordination of Management Agreement, dated as of May 11, 2012, by and between Hartman Cooper Street Plaza, LLC, Hartman Income REIT Management, Inc. and Texas Capital Bank, NA
10.7	Assignment of Rents, dated as of May 11, 2012, by and between Hartman Richardson Heights Properties, LLC and Texas Capital Bank, NA
10.8	Assignment of Rents, dated as of May 11, 2012, by and between Hartman Cooper Street Plaza, LLC and Texas Capital Bank, NA
10.9

Assignment of Licenses, Permits and Contracts, dated as of May 11, 2012, by and between Hartman Richardson Heights Properties, LLC, Hartman Short Term Income Properties XX, Inc., Hartman Cooper Street Plaza, LLC, and Texas Capital Bank, NA

10.10	Guaranty Agreement (Validity), dated as of May 11, 2012, by Allen R. Hartman as guarantor in favor of Texas Capital Bank, NA
10.11	Real Property and Company Management Agreement, dated as of March 26, 2012, by and among Hartman Cooper Street Plaza, LLC and Hartman Income REIT Management, Inc.
99.1	Press release of Hartman Income REIT, dated April 24, 2012